Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. PRIMUS TELECOMMUNICATIONS GROUP, INC. 7901 JONES BRANCH DR SUITE 900 MCLEAN, VA 22102-4302 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # 000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1 Proposal to approve the issuance of shares of Primus common stock pursuant to the Agreement and Plan of Merger, dated as of 0 0 0 November 10, 2010, as amended by Amendment No. 1 thereto dated December 14, 2010, by and among the Company, PTG Investments, Inc., a wholly owned subsidiary of the Company, and Arbinet Corporation (and as it may be further amended from time to time). 2 Proposal to approve the Primus Telecommunications Group, Incorporated Management Compensation Plan, as Amended. 0 0 0 3 Any proposal to adjourn the special meeting, if necessary or appropriate, to permit the solicitation of additional proxies if 0 0 0 there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 above. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date JOB # Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SHARES CUSIP # SEQUENCE # Signature (Joint Owners) Date 0000080567_1 R1.0.0.11033 0000000000 02

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, S-4 is/are available at www.proxyvote.com . PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED Proxy Solicited on Behalf of the Board of Directors February 25, 2011 9:00 AM The undersigned stockholder of PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED (“Primus”) hereby revokes all previous proxies and appoints Peter D. Aquino and James C. Keeley, and each of them, either of whom may act without joinder of the other, with full power of substitution and resubstitution, as the true and lawful attorneys-in-fact, agents and proxy holders of the undersigned, and hereby authorizes each of them to represent and vote, as specified herein, all of the shares of common stock of Primus held of record by the undersigned at the close of business on January 12, 2011, at the special meeting of stockholders of Primus to be held on February 25, 2011 (the “Special Meeting”) at 9:00 a.m., Eastern time, at the Hilton McLean Tysons Corner located at 7920 Jones Branch Drive, McLean, VA 22102 and any adjournments or postponements thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND A JOINT PROXY STATEMENT/PROSPECTUS DATED JANUARY [ ], 2011. Continued and to be signed on reverse side 0000080567_2 R1.0.0.11033